UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
Starwood Mortgage Funding III LLC
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-14	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about February 26, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C21 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortage loan special servicer, Situs Holdings, LLC, as trust advisor,and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class 555A, Class 555B, Class V, and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 26, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be sixty-four (64) fixed rate mortgage loans (the “Mortgage Loans”) and a separate subordinate mortgage note (the “555 11th Street NW Trust B Note”) secured by first liens on ninety-nine (99) multifamily, commercial and manufactured housing community properties.  Certain of the Mortgage Loans (and the 555 11th Street NW Trust B Note) are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated February 13, 2015, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated February 13, 2015, between the Registrant and BANA, certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated February 13, 2015, between the Registrant, Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC, and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated February 13, 2015, between the Registrant and CIBC Inc.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to three (3) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of February 1, 2015, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to forty-eight (48) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of January 18, 2013, between Berkadia Commercial Mortgage LLC and KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.).

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans and the 555 11th Street NW Trust B Note are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 13, 2015, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of February 13, 2015, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates, the Mortgage Loans and the 555 11th Street NW Trust B Note are more particularly described in the Prospectus Supplement, dated February 13, 2015 supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of February 13, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

99.4	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.5	Primary Servicing Agreement, dated as of February 1, 2015 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.

99.6
Primary Servicing Agreement, dated as of January 18, 2015 between Berkadia Commercial Mortgage LLC and KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Zachary Fischer Name: Zachary Fischer Title: Vice President

Date: February 26, 2015

MSBAM 2015-C21 – 8-K (Transaction Documents)

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of February 13, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

99.4	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.5	Primary Servicing Agreement, dated as of February 1, 2015 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.

99.6
Primary Servicing Agreement, dated as of January 18, 2015 between Berkadia Commercial Mortgage LLC and KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.).